                 Filed pursuant to Rule 497(e) under the Securities Act of 1933
                                                             File No. 333-16615

               NUVEEN KENTUCKY MUNICIPAL BOND FUND, a series of
                          Nuveen Multistate Trust IV
                      SUPPLEMENT DATED FEBRUARY 16, 2006
                  TO THE PROSPECTUS DATED SEPTEMBER 28, 2005

In the section entitled Dividends, Distributions and Taxes, the following language should be added at the end of the subsection entitled, Taxes and Tax
Reporting:

   Taxation issues affecting the Nuveen Kentucky Municipal Bond Fund

       A recent decision by the Court of Appeals for the Commonwealth of Kentucky found that Kentucky's bond taxation system violated the Commerce Clause of the United States Constitution because it affords more favorable taxation treatment to the income earned from bonds issued by in-state authorities than it does to income earned from bonds issued by out-of-state authorities. (George W. Davis and Catherine V. Davis v. Department of Revenue of the Finance and Administration Cabinet, Commonwealth of Kentucky, No. 2004-CA-001940-MR).

       The decision does not hold that Kentucky must tax income from bonds issued by in-state authorities but does hold that income generated from such bonds cannot receive more favorable tax treatment. If upheld, the decision does threaten the tax revenue generated through the taxation of out-of-state bonds which could cause the Kentucky legislature to revisit the issue of taxation of in-state municipal bonds. We understand that the Kentucky Department of Revenue has sought leave to appeal this decision to the Kentucky Supreme Court.

       Nuveen does not expect this decision to have any immediate impact on the tax status of the Fund's distributions.

                  PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS
                             FOR FUTURE REFERENCE